Prepayments and Other Current Assets - Summary of Prepayments and Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Deductible value-added tax input	¥ 16,487	$ 2,587	¥ 4,122
Staff advances	1,257	197	1,039
Prepayment to suppliers	9,958	1,563	14,008
Others	1,693	267	2,252
Total Prepayments	¥ 29,395	$ 4,614	¥ 21,421